Exhibit 99.1

Investor Contact: Robert Jaffe rjaffe@rjaffeco.com 424.288.4098

NANTHEALTH REPORTS 2019 FIRST-QUARTER FINANCIAL RESULTS

•	Total revenue in Q1 was $23.7 million, up 7% from Q1 2018

◦	SaaS revenue of $17.8 million in Q1, up 10% from Q1 2018 and 3% sequentially

•	Signed Substantial Three-year Eviti Contract with Multi-state Healthcare Payer

•	Sequencing and Molecular Analysis, 820 total tests ordered in Q1, including 428 GPS Cancer® and 392 Liquid GPSSM Tests

Culver City, Calif. - May 09, 2019 - NantHealth, Inc. (NASDAQ-GS: NH), a next-generation, evidence-based, personalized healthcare company, today reported financial results for its first quarter ended March 31, 2019.

“We had an excellent start to fiscal 2019,” said Bob Petrou, Chief Financial Officer of NantHealth. “Our solid 2019 first quarter results were driven by higher total revenue combined with an improved gross margin. Our SaaS business, which comprises the largest portion of our operations, continued its sequential quarterly topline growth, and with the recent signing of a multi-year contract for our Eviti clinical decision support solution, we expect to continue to see further revenue growth.”

Software and Services Highlights:

•	Clinical Decision Support (Eviti):

◦	In Q2, signed a three-year partnership with a leading nonprofit multi-state health plan, expanding Eviti Connect’s total covered lives to over 25 million

◦	In Q1, released versions 7.6 and 7.7, with the following enhancements:

▪	Added features that alert payers when a patient begins treatment before eligibility is determined

▪	Clinical content teams can now publish regimens more efficiently and effectively to meet client needs

▪	Payer medical management groups can now customize warnings and deviations for their clinically equivalent programs

▪	Payers are now provided with superior insights into member eligibility and treatment timeframes

•	Payer Engagement (NaviNet):

◦	In Q1, implemented refreshed pricing for NaviNet AllPayer services, which is expected to drive enhanced SaaS financial performance in 2019

◦
In Q1, enhanced new workflow capabilities within the Authorizations applications to support functionality in submission workflow, and updated the Authorization Appeals application to better support users

◦
In Q1, upgraded the Claim Status Inquiry tool to allow for better visibility of actions taken within NaviNet for non-NaviNet Claims, increasing utility of the NaviNet solution beyond current payer partners

◦	In Q1, provided health plans/payers greater efficiency by allowing enhanced customization to Open Claim attachment metadata, improving automated file retrieval and processing on their backend

•	Connected Care (DeviceConX):

◦	In Q1, participated in Healthcare Information and Management Systems Society (HIMSS) Conference in Orlando FL, showcasing the DeviceConX solution’s ability to successfully deliver GE Healthcare device data and the company’s collaborations with Dell Boomi, Baxter and other kidney dialysis treatment solutions

◦	In Q1, significantly increased connectivity license sales, driving improved recurring maintenance revenue on a go forward basis, as previously announced

◦	In Q1, as previously announced, deployed DeviceConX Version 5.15 upgrade, with the ability to push OS security patches directly to HBox Connected Care hardware devices

◦
In April, the company presented its VitalsConX technology at the American Nursing Informatics Association (ANIA) Annual Conference, demonstrating the ease of collecting, inputting and integrating patient data into electronic health records (EHRs)

Sequencing and Molecular Analysis - Highlights

◦	In Q1, total GPS orders were 820, comprised of GPS Cancer of 428 and Liquid GPS of 392

◦
In Q1, scientific teams from NantHealth and NantOmics presented five posters at the American Society of Clinical Oncology’s (ASCO) Gastrointestinal Cancers Symposium and two posters at the ASCO’s Genitourinary Cancers Symposium. The research presented focused on the significance of RNA expression, in tissue and blood, and individual biomarkers in determining why some patients do not respond to targeted cancer therapies based on DNA genomic profiling alone

Business and Financial Highlights
For the 2019 first quarter, total net revenue was $23.7 million, compared with $22.3 million in 2018 first quarter. Gross profit was $12.4 million, or 52% of total net revenue, compared with $11.2 million, or 50% of total net revenue, for the prior year period. Selling, general and administrative expenses declined to $16.8 million, from $20.7 million in 2018 first quarter. Research and development expenses decreased to $5.1 million from $5.2 million.

Financial results for the first quarter of 2019 included non-cash charges for loss from related party equity method investment and Allscripts liability of $4.7million. Net loss from continuing operations, net of tax, was $19.8 million, or $0.18 per share, compared with $22.0 million, or $0.20 per share, for the 2018 first quarter. Net loss was $19.9 million, or $0.18 per share, compared with $22.2 million, or $0.20 per share, for 2018 first quarter.

For the 2019 first quarter, on a non-GAAP basis, adjusted net loss from continuing operations was $10.7 million, or $0.10 per share, compared with $13.5 million, or $0.12 per share, for the 2018 first quarter.

Conference Call Information and Forward-Looking Statements
Later today, the company will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) to review its results of operations for the first quarter ended March 31, 2019. The conference call will be available to interested parties by dialing 844-309-3709 from the U.S. or Canada, or 281-962-4864 from international locations, passcode 6159197. The call will be broadcast via the Internet at www.nanthealth.com. Listeners are encouraged to visit the website at least 10 minutes prior to the start of the scheduled presentation to register, download and install any necessary audio software. A playback of the call will be archived and accessible on the same website for at least three months.

Discussion during the conference call may include forward-looking statements regarding topics such as the company’s financial status and performance, regulatory and operational developments, and other comments the company may make about its future plans or prospects in response to questions from participants on the conference call.

Use of Non-GAAP Financial Measures
This news release contains references to Non-GAAP financial measures, including adjusted net loss and adjusted net loss per share, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). The Company’s management believes that the presentation of Non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor’s overall understanding of the financial results for the Company’s core business. Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods. Other companies may define these measures in different ways. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. Non-GAAP per share numbers are calculated based on one class of common stock and do not incorporate the effects, if any, of using the two-class method.

About NantHealth
NantHealth, a member of the NantWorks ecosystem of companies, provides leading solutions across the continuum of care for physicians, payers, patients and biopharmaceutical organizations. NantHealth enables the use of cutting-edge data and technology towards the goal of empowering clinical decision support and improving patient outcomes. NantHealth’s comprehensive product portfolio combines the latest technology in payer/provider platforms that exchange information in near-real time (NaviNet and Eviti), connected care solutions (DeviceConx and VitalsConx) that deliver Medical Device Interoperability (MDI) and molecular analysis through its GPS Cancer® and Liquid GPSSM profiling solutions. For more information, please visit www.nanthealth.com or follow us on Twitter, Facebook and LinkedIn.

This news release contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Risks and uncertainties include, but are not limited to: our ability to successfully integrate a complex learning system to address a wide range of healthcare issues; our ability to successfully amass the requisite data to achieve maximum network effects; appropriately allocating financial and human resources across a broad array of product and service offerings; raising additional capital as necessary to fund our operations; achieving significant commercial market acceptance for our sequencing and molecular analysis solutions; establish relationships with, key thought leaders or payers’ key decision makers in order to establish GPS Cancer and Liquid GPS as a standard of care for patients with cancer; our ability to grow the market for our Systems Infrastructure, and applications; successfully enhancing our Systems Infrastructure and applications to achieve market acceptance and keep pace with technological developments; customer concentration; competition; security breaches; bandwidth limitations; our ability to continue our relationship with NantOmics; our ability to obtain regulatory approvals; dependence upon senior management; the need to comply with and meet applicable laws and regulations; unexpected adverse events; clinical adoption and market acceptance of GPS Cancer and Liquid GPS; and anticipated cost savings. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in our reports filed with the Securities and Exchange Commission.

FINANCIAL TABLES FOLLOW

NantHealth, Inc.
Condensed Consolidated Balance Sheets
(Dollars in thousands)

	March 31, 2019	December 31, 2018
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$12,444	$18,305
Accounts receivable, net	15,288	15,286
Inventories	416	496
Related party receivables, net	735	1,007
Prepaid expenses and other current assets	5,264	4,350
Total current assets	34,147	39,444
Property, plant, and equipment, net	20,673	22,978
Goodwill	115,930	115,930
Intangible assets, net	62,416	64,703
Investment in related party	37,810	40,000
Related party receivable, net of current	1,603	1,611
Operating lease right-of-use assets	11,099	—
Other assets	1,566	1,671
Total assets	$285,244	$286,337

Liabilities and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$2,335	$1,650
Accrued and other current liabilities	15,293	13,832
Deferred revenue	16,892	16,263
Related party payables, net	4,856	4,791
Total current liabilities	39,376	36,536
Deferred revenue, net of current	7,091	6,704
Related party liabilities	19,313	17,708
Related party promissory note	112,666	112,666
Related party convertible note, net	8,494	8,378
Convertible notes, net	80,674	79,433
Operating lease liabilities	12,404	—
Other liabilities	21,589	22,081
Total liabilities	301,607	283,506

Stockholders' equity (deficit)
Common stock, $0.0001 par value per share, 750,000,000 shares authorized; 109,921,647 and 109,491,277 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively (including 1 share of restricted stock at both dates)	11	11
Additional paid-in capital	887,963	887,289
Accumulated deficit	(904,045)	(884,122)
Accumulated other comprehensive loss	(292)	(347)
Total stockholders' equity (deficit)	(16,363)	2,831
Total liabilities and stockholders' equity (deficit)	$285,244	$286,337

NantHealth, Inc.
Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2019	2018

Total net revenue	$23,729	$22,263

Total cost of revenue	11,290	11,068
Gross Profit	12,439	11,195

Operating Expenses:
Selling, general and administrative	16,789	20,737
Research and development	5,080	5,151
Amortization of acquisition-related assets	1,054	1,054
Total operating expenses	22,923	26,942

Loss from operations	(10,484)	(15,747)
Interest expense, net	(4,414)	(4,197)
Other (expense) income, net	(2,505)	180
Loss from related party equity method investment	(2,210)	(3,261)
Loss from continuing operations before income taxes	(19,613)	(23,025)
Provision for (benefit from) income taxes	226	(1,050)
Net loss from continuing operations	(19,839)	(21,975)
Loss from discontinued operations, net of tax	(84)	(193)
Net loss	$(19,923)	$(22,168)

Net loss per share:
Continuing operations
Basic and diluted - common stock	$(0.18)	$(0.20)

Discontinued operations
Basic and diluted - common stock	$—	$—

Total net loss per share
Basic and diluted - common stock	$(0.18)	$(0.20)

Weighted average shares outstanding:
Basic and diluted - common stock	109,904,336	108,579,271

NantHealth, Inc.
Supplemental Revenue Schedule
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31,
	2019	2018

Revenue:
Software-as-a-service related	$17,802	$16,166
Software and hardware related	1,027	1,455
Maintenance	2,493	2,446
Total software-related revenue	21,322	20,067
Sequencing and molecular analysis	814	840
Home health care services	1,593	1,356
Total net revenue	$23,729	$22,263

Cost of Revenue:
Software-as-a-service related	$5,752	$6,602
Software and hardware related	785	885
Maintenance	270	215
Amortization of developed technologies	1,233	1,173
Total software-related cost of revenue	8,040	8,875
Sequencing and molecular analysis	2,427	1,431
Home health care services	823	762
Total cost of revenue	$11,290	$11,068

NantHealth, Inc.
Non-GAAP Net Loss from Continuing Operations and
Non-GAAP Net Loss Per Share from Continuing Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2019	2018

Net loss from continuing operations	$(19,839)	$(21,975)
Adjustments to GAAP net loss:
Loss from related party equity method investment	2,210	3,261
Stock-based compensation expense from continuing operations	650	2,718
Acquisition related sales incentive	—	145
Change in fair value of derivatives liability	—	(1)
Change in fair value of Bookings Commitment	2,494	—
Noncash interest expense related to convertible notes	1,357	1,194
Intangible amortization from continuing operations	2,287	2,227
Securities litigation costs	—	73
Tax provision (benefit) resulting from certain noncash tax items	111	(1,123)
Total adjustments to GAAP net loss from continuing operations	9,109	8,494
Net loss - Non-GAAP from continuing operations	$(10,730)	$(13,481)

Weighted average shares outstanding	109,904,336	108,579,271

Net loss per share from continuing operations - Non-GAAP	$(0.10)	$(0.12)

Reconciliation of Net Loss from Continuing Operations per Common Share to Net Loss per Common Share from Continuing Operations - Non-GAAP (Unaudited):

	Three Months Ended March 31,
	2019	2018

Net loss from continuing operations	$(0.18)	$(0.20)
Adjustments to GAAP net loss per common share from continuing operations:
Loss from related party equity method investment	0.02	0.03
Stock-based compensation expense from continuing operations	0.01	0.03
Acquisition related sales incentive	—	—
Change in fair value of derivatives liability	—	—
Change in fair value of Bookings Commitment	0.02	—
Noncash interest expense related to convertible notes	0.01	0.01
Intangible amortization from continuing operations	0.02	0.02
Securities litigation costs	—	—
Tax provision (benefit) resulting from certain noncash tax items	—	(0.01)
Total adjustments to GAAP net loss per common share from continuing operations	0.08	0.08
Net loss per common share from continuing operations - Non-GAAP	$(0.10)	$(0.12)